Blue Chip Investor Fund
	Schedule of Investments
	September 30, 2025 (Unaudited)
Shares		Fair Value	% of Net Assets

COMMON STOCKS

Air Courier Services
4,600	FedEx Corporation	$ 1,084,726	2.51%

Asset Manager
54,100	Brookfield Corporation - Class A (Canada)	3,710,178	8.60%

Commercial Printing
19,700	Cimpress PLC (Netherlands) *	1,241,888	2.88%

Diversified Companies
15	Berkshire Hathaway Inc. - Class A * (a)	11,313,000	26.22%

Fire, Marine & Casualty Insurance
1,750	Markel Group Inc. *	3,344,880	7.75%

Internet Content & Information
22,000	Alphabet Inc. - Class C	5,358,100	12.42%

Radio Broadcasting Solutions
77,000	Sirius XM Holdings Inc.	1,792,175	4.15%

Retail - Auto Dealers & Gasoline Stations
24,000	CarMax, Inc. *	1,076,880	2.49%

Retail - Catalog & Mail-Order Houses
8,800	Wayfair Inc. - Class A *	786,104	1.82%

Services - Equipment Rental & Leasing, NEC
36,800	AerCap Holdings N.V. (Ireland)	4,452,800	10.32%

Services - Miscellaneous Amusement & Recreation
17,000	The Walt Disney Company	1,946,500	4.51%

State Commercial Banks
1,000	First Citizens BancShares, Inc. - Class A	1,789,160	4.15%

Sugar & Confectionery Products
8,200	The Hershey Company	1,533,810	3.55%

Wholesale - Motor Vehicles & Motor Vehicle Parts & Supplies
62,000	LKQ Corporation	1,893,480	4.39%

Total for Common Stocks - (Cost $20,464,569)		41,323,681	95.76%

Money Market Funds
1,851,413	Goldman Sachs Financial Square Government Fund
	Institutional Class - 3.99% **	1,851,413	4.29%
	(Cost - $1,851,413)

	Total Investments	43,175,094	100.05%
	(Cost - $22,315,982)

	Liabilities in Excess of Other Assets	(20,523)	-0.05%

	Net Assets	$ 43,154,571	100.00%

(a) The company's 2025 annual report is available at www.berkshirehathaway.com/reports.html.
* Non-Income producing securities.
** The rate shown represents the 7-day yield at September 30, 2025.